SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     May 25, 1999

ADVANTA Mortgage Loan Trust 1999-1

New York                          333-52351-05                  Pending

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the April, 1999 Monthly Period of the Trust in respect of the Mortgage Loan Asset-Backed Certificates, Series 1999-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the April, 1999 Monthly
                                period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1999-1, Class A issued by the ADVANTA Mortgage Loan
                                Trust 1999-1.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the April, 1999 Monthly
                 Period relating to the Mortgage Loan Asset-Backed Certificates, Series 1999-1, Class A issued by the ADVANTA Mortgage Loan Trust 1999-1.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1999-1

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ William P. Garland
                 William P. Garland
                 Senior Vice President
                 Loan Service Administration



     May 28, 1999

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1999-1

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest        Principal      Total
A-1                  125,000,000    121,782,554.           607,8      4,518,563        5,126,461.08
A-2                    82,000,00      82,000,000           408,6                          408,633.33
A-3                    44,000,00      44,000,000           223,6                          223,666.67
A-4                    83,000,00      83,000,000           435,7                          435,750.00
A-5                    26,000,00      26,000,000           145,8                          145,816.67
A-6                    40,000,00      40,000,000           211,0                          211,000.00
A-7                  400,000,000    396,733,918.        1,664,27      6,658,384        8,322,655.39
B                                                                                                      -
BS                                                                                                     -
R                                                          910,9                          910,904.57

Totals               800,000,000    793,516,472.        4,607,94    11,176,947.      15,784,887.71

                                                Current         Pass-Through
                 Realized       Deferred        Principal       Rates
Class            Losses         Interest        Balance         Current        Next
A-1                                                 117,263,991.      5.990000%       5.990000%
A-2                                                   82,000,000      5.980000%       5.980000%
A-3                                                   44,000,000      6.100000%       6.100000%
A-4                                                   83,000,000      6.300000%       6.300000%
A-5                                                   26,000,000      6.730000%       7.480000%
A-6                                                   40,000,000      6.330000%       6.330000%
A-7                                                 390,075,534.      5.207500%       5.462500%
B                                                                     0.000000%       0.000000%
BS                                                                    0.000000%       0.000000%
R                                                                     0.000000%       0.000000%

Totals                                              782,339,525.54

                                Prior                                                          Current
                                Principal                                                      Principal
Class            CUSIP          Balance         Interest        Principal      Total           Balance
A-1                 00755WGF7         974.260436        4.863183      36.148505       41.011688     938.111931
A-2                 00755WGG5       1,000.000000        4.983333       0.000000        4.983333   1,000.000000
A-3                 00755WH3        1,000.000000        5.083333       0.000000        5.083333   1,000.000000
A-4                 00755WGJ9       1,000.000000        5.250000       0.000000        5.250000   1,000.000000
A-5                 00755WGK6       1,000.000000        5.608333       0.000000        5.608333   1,000.000000
A-6                 00755WGL4       1,000.000000        5.275000       0.000000        5.275000   1,000.000000
A-7                 00755WGM2         991.834796        4.160678      16.645960       20.806638     975.188836
B                                       0.000000        0.000000       0.000000        0.000000       0.000000
BS                                      0.000000        0.000000       0.000000        0.000000       0.000000
R                                       0.000000        1.138631       0.000000        1.138631       0.000000

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      Bankruptcy      REO
Group I          Principal Balan        7,855,22        1,790,63           57,1           403,1           13,3
                 % of Pool Balan        1.99092%        0.45384%       0.01449%        0.10217%       0.00338%
                 Number of Loans             137              31              3               8              1
                 % of Loans             2.17771%        0.49277%       0.04769%        0.12717%       0.01590%
Group 2          Principal Balan        8,485,16        2,060,68           38,3        1,315,10
                 % of Pool Balan        2.16583%        0.52599%       0.00979%        0.33568%       0.00000%
                 Number of Loans             113              24              1              10              0
                 % of Loans             2.69000%        0.57075%       0.02378%        0.23781%       0.00000%


                                Loans
                                in
                                Foreclosure
Group I          Principal Balan        1,749,764.65
                 % of Pool Balan        0.44348%
                 Number of Loans              29
                 % of Loans             0.46098%
Group 2          Principal Balan        3,300,226.34
                 % of Pool Balan        0.84238%
                 Number of Loans              45
                 % of Loans             1.07015%


General Mortgage Loan Information:
                                                                    Group 1        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          397,717,793.    396,835,856.   794,553,650.
Subsequent Mortgage Loans Added This Period                      45,090,885.81   41,343,698.04  86,434,583.85
Principal Reduction                                                   3,175,706        5,080,08      8,255,795
Ending Aggregate Mortgage Loan Balance                             394,552,211.    391,773,878.   786,326,089.

Beginning Aggregate Mortgage Loan Count                                    6343            4255          10598
Ending Aggregate Mortgage Loan Count                                       6291            4205          10496

Current Weighted Average Coupon Rate                                 10.264428%       9.925328%     10.095066%
Next Weighted Average Coupon Rate                                    10.261409%       9.917771%     10.090197%

Mortgage Loan Principal Reduction Information:
                                                                    Group 1        Group II         Total
Scheduled Principal                                                      492,29           208,8         701,16
Curtailments                                                                                                 (
Prepayments                                                           2,673,313        4,853,20      7,526,519
Repurchases/Substitutions                                                 0.00            0.00
Liquidation Proceeds                                                      0.00            0.00           0.00
Other Principal                                                           0.00            0.00           0.00
Amounts Remaining in Pre-Funding Account at end of pre-funding p     10,124.63       18,109.77      28,234.40

Less: Realized Losses                                                     0.00            0.00           0.00

Total Principal Reduction                                          3,175,706.59    5,080,088.73      8,255,795

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             165,71           165,3         331,06
Less: Amounts to Cover Interest Shortfalls                                  1,2         138.81             1,3
Less: Delinquent Service Fees                                              28,8            27,6           56,4
Collected Servicing Fees for Current Period:                             135,65           137,5         273,22

Advanced Principal                                               N/A            N/A                      0.00
Advanced Interest                                                        600,09           550,0      1,150,181

                                Other                            Interest
                 Prepayment     Unscheduled                     Carry
                 Principal      Principal                       Forward
Class            Distributed    Distributed                     Amount
A-1                      2,673,3                  (25.16)                             -
A-2                                                     -                             -
A-3                                                     -                             -
A-4                                                     -                             -
A-5                                                     -                             -
A-6                                                     -                             -
A-7                      4,483,7                  (74.58)                             -

Total                    7,157,0                  (99.74)                             -

                                                                     Over-
                      Has a                      Specified Over-  Collateral.        Over
                  Trigger Event                   Collateral.      Increase      Collateral.
                    Occurred                         Amount         Amount          Amount
Group I                NO                             14,000,000      1,342,856        2,288,220.46
Group II               NO                             25,800,000      1,578,295           101,938.67

Total                                                 39,800,000      2,921,151        2,390,159.13
Overcollateralization Amounts do not include Pre-Funding Amounts

MISCELLANEOUS INFORMATION:
                                                                    Group I        Group II         Total
Insured Payment                                                           0.00            0.00           0.00
Realized Losses                                                           0.00            0.00           0.00
60+ Day Delinquent Loans (Excluding F/C, REO & Bankruptcy)        1,847,823.84    2,099,063.53   3,946,887.37
Book Value of REO Loans                                              23,252.00            0.00      23,252.00

Pool Cumulative Realized Losses - Avg of 12 Preceeding Remittance Period                                    0%
Pool Cumulative Realized Losses - % of Mortgage Loans as of Cut-Off Date                                    0%
Class A-7 Supplemental Interest Amount                                                                   0.00

TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                          5,477,546.66

                 Principal Collected:                                 8,227,560.92

                 Insurance Proceeds Received:                                         -

                 Net Liquidation Proceeds:                                            -

                 Delinquency Advances on Mortgage Interest:           1,150,181.31

                 Delinquency Advances on Mortgage Principal      N/A

                 Substitution Amounts:                                                -

                 Trust Termination Proceeds:                                          -

                 Investment Earnings on Certificate Account:                9,875.00

                 Capitalized Interest Requirement                                     -

                 Capitalized Interest Fund Earnings                                   -

                 Capitalized Interest Account                            910,904.57

                 Investment Earnings on Pre-funding Account              351,555.14

                 Pre-Funding Account                                       28,234.40

                 Sum of the Above Amounts:                                           16,155,858.00

LESS:

                 Servicing Fees (including PPIS):                        274,565.87

                 Dealer Reserve:                                                      -

                 Trustee Fees:                                              5,131.49

                 Insurance Premiums:                                       91,272.94

                 Reimbursement of Delinquency Advances:                               -

                 Reimbursements of Servicing Advances:                                -

                 Total Reductions to Available Funds Amount:                              370,970.30

                 Total Available Funds:                                                            15,784,887.